Exhibit 99.2

Quarterly Operating Supplement

First Quarter 2004

March 31, 2004

Worksheet Page
Selected Financial Highlights
Consolidated Income Statements
Consolidated Balance Sheet
Segment Results
Financial Guaranty PVP, Par Written and Par Outstanding
Fixed Income Investment Portfolio
Financial Guaranty Profile
Ratings and Geographic Distribution
25 Largest Municipal Exposures
25 Largest Structured Finance Exposures
Largest Single Name Corporate/Sovereign CDS Exposures

This report is for informational purposes only.  It should be read in conjunction with documents filed by Assured Guaranty Ltd. with the Securities and Exchange Commission, including our IPO prospectus dated April 22, 2004.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this quarterly operating supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  The  Company’s forward-looking statements also could be affected by rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s new business strategy, a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, developments in the world’s financial and capital markets, more severe losses or more frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, and changes in general economic conditions, as well as management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in thousands except per share amounts)

		Quarter Ended March 31, 2004	Quarter Ended March 31, 2003	Percentage Change vs. 1Q 2003
	Premium analysis:
(1)	Present value of financial guaranty gross premiums written (“PVP”)	$82,500	$59,300	39%
	Present value of installment premiums written in period	(47,900)	(36,400)	32%
	Upfront gross premiums writen	34,600	22,900	51%
	Installment gross premiums written	43,408	20,857	108%
	Financial guaranty gross premiums written	$78,008	$43,757	78%
	Mortgage guaranty	14,007	8,114	73%
	Other	(93,558)	60,864	NMF
	Total gross premiums written	$(1,543)	$112,735	NMF

	Net income	$46,892	$31,751	48%
	less: After-tax realized gains (losses) on investments	31	1,297	NMF
	less: After-tax unrealized gains (losses) on derivatives	3,143	(289)	NMF
(2)	Operating income	$43,718	$30,743	42%

	Book value	$1,510,072	$1,437,624	5%
	Net UPR less DAC - after-tax	216,129	177,680	22%
	Net present value of installment premiums in-force - after-tax	252,200	205,700	23%
	Adjusted book value	$1,978,401	$1,821,004	9%

	ROE, excluding FAS 115	13.6%	10.1%	35%
	less: After-tax realized gains (losses) on investments	0.0%	0.4%	NMF
	less: After-tax unrealized gains (losses) on derivatives	0.9%	-0.1%	NMF
(2)	Operating ROE, excluding FAS 115	12.6%	9.7%	30%

	Average basic shares outstanding *	75,000,000	75,000,000	0%
	Average fully diluted shares outstanding *	75,000,000	75,000,000	0%

	Per fully-diluted share:
	Net income	$0.63	$0.42	50%
	less: After-tax realized gains (losses) on investments	—	0.02	NMF
	less: After-tax unrealized gains (losses) on derivatives	0.04	—	NMF
	Operating income	$0.58	$0.41	41%

	Book value	$20.13	$19.17	5%
	Net UPR less DAC - after-tax	2.88	2.37	22%
	Net present value of installment premiums in-force - after-tax	3.36	2.74	23%
(3)	Adjusted book value	$26.38	$24.28	9%

*  Represents shares issued upon the IPO closing

(1)          PVP, which is a non-GAAP measure, represents gross premiums related to financial guaranty contracts written in the current period, including the full amount of upfront installment premiums received and the present value of all installment premiums, discounted at 6% per year.  Management, equity analysts and investors use this non-GAAP measure to evaluate the value of new financial guaranty business production for Assured Guaranty, as the GAAP gross premiums written measure does not adequately measure the value of installment premiums on new contracts underwritten in a reporting period.

(2)          Operating income is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating ROE represents operating income as a percentage of average shareholder’s equity, excluding FAS 115.  We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.  We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

(3)          Adjusted book value, which is a non-GAAP measure, is derived by beginning with shareholder’s equity (book value) and adding or subtracting the after-tax value of: the financial guaranty net unearned premium reserve; deferred acquisition costs and the present value of estimated net future installment premiums (discounted at 6%).  The adjustments described above will not be realized until future periods and may differ materially from the amounts used in determining adjusted book value.  Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company’s in-force premium and capital base.

Assured Guaranty Ltd.

Consolidated Income Statements

(dollars in thousands)

	Quarter Ended March 31,
	2004	2003	% Change

Revenues
Gross written premiums	$(1,543)	$112,735	NMF
Net written premiums	(6,871)	104,073	NMF
Net earned premiums	$86,667	$63,588	36%

Net investment income	24,385	24,101	1%
Other income	532	557	-4%
Total revenues	$111,584	$88,246	26%

Expenses
Loss and loss adjustment expenses	23,668	23,188	2%
Profit commission expenses	5,486	2,969	85%
Acquisition costs	13,108	11,843	11%
Other operating expenses	12,623	11,635	8%
Goodwill expense	1,645	—	NMF
Interest expense	1,434	1,434	0%
Total expenses	$57,964	$51,069	14%

Income before provision for income taxes	53,620	37,177	44%

Total provision for income taxes	9,902	6,434	54%

Net income excluding after-tax realized gains on investments and after-tax unrealized gains (losses) on derivative financial instruments	$43,718	$30,743	42%

After-tax net realized gains on investments	31	1,297	—98%
After-tax unrealized gains (losses) on derivative financial instruments	3,143	(289)	NMF

Net income	$46,892	$31,751	48%

Assured Guaranty Ltd.

Consolidated Balance Sheets

(dollars in thousands)

	As of
	March 31, 2004	December 31, 2003

Assets
Fixed maturity securities available for sale, at fair value	$2,065,948	$2,052,217
Short-term investments, at cost, which approximates market	154,355	137,517
Total investments	2,220,303	2,189,734

Cash	36,254	32,365
Accrued investment income	24,302	23,758
Deferred acquisition costs	186,267	178,673
Premium receivable	35,133	63,997
Prepaid reinsurance premiums	17,012	10,974
Reinsurance recoverable on ceded losses	106,131	122,124
Due from affiliate	—	115,000
Value of reinsurance business assumed	11,915	14,226
Goodwill	85,417	87,062
Other assets	26,490	19,954
Total assets	$2,749,224	$2,857,867

Liabilities
Unearned premium reserve	$537,930	$625,429
Reserve for losses and loss adjustment expenses	431,297	522,593
Profit commissions payable	56,805	71,237
Deferred federal income taxes payable	73,865	55,637
Unrealized losses on derivative financial instruments	1,209	8,558
Funds held by Company under reinsurance contracts	9,289	9,635
Long-term debt	75,000	75,000
Other liabilities	53,757	52,154
Total liabilities	$1,239,152	$1,420,243

Shareholder’s equity
Common Stock	16,403	16,403
Additional paid-in capital	961,853	955,490
Accumulated other comprehensive income	99,405	81,185
Unearned stock grant compensation	(4,506)	(5,479)
Retained earnings	436,917	390,025
Total shareholder’s equity	$1,510,072	$1,437,624

Total liabilities & shareholder’s equity	$2,749,224	$2,857,867

Assured Guaranty Ltd.

Segment Results

(dollars in millions)

	Quarter Ended March 31, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Subtotal	Other	Total
Present value of gross premiums written:
Municipal	$—	$42.3		$42.3		$42.3
Structured finance	7.9	32.3		40.2		40.2
Total	$7.9	$74.6		$82.5		$82.5

Income statement:
Gross premiums written	$25.6	$52.4	$14.0	$92.0	$(93.6)	$(1.5)
Net premiums written	25.3	52.4	14.0	91.7	(98.5)	(6.9)

Net premiums earned	40.7	20.4	8.4	69.5	17.2	86.7

Loss and loss adjustment expenses	13.4	3.9	(1.2)	16.1	7.5	23.7
Profit commission expense	—	0.1	5.0	5.1	0.4	5.5
Acquisition costs	1.4	7.1	0.9	9.4	3.6	13.0
Operating expenses	3.3	4.1	1.7	9.2	3.5	12.6

Underwriting gain (loss)	$22.6	$5.1	$2.0	$29.7	$2.1	$31.9

Loss and loss adjustment expense ratio	33.0%	19.3%	-14.6%	23.2%	43.8%	27.3%
Expense ratio	11.5%	55.6%	90.7%	34.0%	43.7%	35.9%
Combined ratio	44.5%	74.8%	76.1%	57.2%	87.5%	63.2%

	Quarter Ended March 31, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Subtotal	Other	Total
Present value of gross premiums written:
Municipal	$—	$26.8		$26.8		$26.8
Structured finance	20.7	11.8		32.5		32.5
Total	$20.7	$38.6		$59.3		$59.3

Income statement:
Gross premiums written	$14.0	$29.8	$8.1	$51.9	$60.9	$112.7
Net premiums written	13.8	29.1	8.1	51.0	53.1	104.1

Net premiums earned	14.7	16.9	9.6	41.2	22.4	63.6

Loss and loss adjustment expenses	2.0	1.8	1.2	5.0	18.2	23.2
Profit commission expense	—	0.1	3.2	3.3	(0.3)	3.0
Acquisition costs	—	5.4	1.0	6.4	5.4	11.8
Operating expenses	2.7	3.1	1.8	7.5	4.1	11.6

Underwriting gain (loss)	$10.1	$6.5	$2.5	$19.0	$(5.0)	$14.0

Loss and loss adjustment expense ratio	13.3%	10.9%	12.0%	12.0%	81.6%	36.5%
Expense ratio	18.3%	50.9%	62.3%	41.9%	40.8%	41.6%
Combined ratio	31.6%	61.7%	74.4%	53.9%	122.4%	78.1%

(1) Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross premiums written, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Assured Guaranty Ltd.

Financial Guaranty PVP, Par Written and Par Outstanding

(dollars in millions)

	Quarter Ended March 31, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total
Present value of gross premiums written:
Municipal	$—	$42.3	$42.3
Structured finance	7.9	32.3	40.2
Total	$7.9	$74.6	$82.5

Par written:
Municipal	$—	$1,933	$1,933
Structured finance	1,488	1,153	2,641
Total	$1,488	$3,086	$4,574

Par outstanding:
Municipal	$4,698	$49,219	$53,917
Structured finance	21,573	14,099	35,671
Total	$26,271	$63,318	$89,589

	Quarter Ended March 31, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total
Present value of gross premiums written:
Municipal	$—	$26.8	$26.8
Structured finance	20.7	11.8	32.5
Total	$20.7	$38.6	$59.3

Par written:
Municipal	$—	$1,279	$1,279
Structured finance	1,212	1,264	2,476
Total	$1,212	$2,543	$3,755

Par outstanding:
Municipal	$2,120	$47,238	$49,358
Structured finance	17,709	13,089	30,798
Total	$19,829	$60,327	$80,156

Assured Guaranty Ltd.

Fixed Income Investment Portfolio

as of March 31, 2004

(dollars in thousands)

	Amortized Cost	Fair Value	Pre-Tax Yield	Duration	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$233,878	$252,866	5.13%	5.5	$12,972
Obligations of states and political subdivisions	817,827	887,965	4.83%	7.8	42,889
Corporate securities	284,311	308,174	5.97%	4.8	18,398
Mortgage-backed securities	526,279	543,935	4.95%	2.7	26,925
Asset-backed securities	70,277	73,008	5.68%	5.4	4,147
Total fixed maturity securities available for sale	1,932,572	2,065,948	5.10%	5.3	105,330
Short-term investments	154,354	154,355	0.75%		1,158
Total investments available for sale	$2,086,926	$2,220,303	4.80%	5.3	$106,488

Maturity Schedule:	Fair Value	%
Due within one year	$22,770	1.1%
Due in one to five years	257,919	12.5%
Due in five to ten years	337,217	16.3%
Due in greater than ten years	904,107	43.8%
Mortgage-backed securities	543,935	26.3%
Total	$2,065,948	100.0%

Quality Distribution:	Fair Value	%
Treasury	$29,767	1.4%
Agency	223,099	10.8%
AAA	1,261,068	61.0%
AA	327,091	15.8%
A	208,134	10.1%
BBB	16,789	0.8%
Total	$2,065,948	100.0%

Assured Guaranty Ltd.

Financial Guaranty Profile

(dollars in millions)

	Gross Par Written (7)		Outstanding as of March 31, 2004
Sector	Q1 2004	Q1 2003	Net Par	%	Avg. Rating
Municipal Finance
Tax backed	$822	$469	$21,611	24.1%	A+
Municipal utilities	161	320	11,157	12.5%	A+
Special revenue	207	228	9,078	10.1%	A
Healthcare	507	137	6,028	6.7%	A
Structured municipal (1)	—	—	3,266	3.6%	AAA
Other municipal (2)	236	124	2,777	3.1%	A-
Total Municipal	$1,933	$1,279	$53,917	60.2%	A+

Structured Finance
Senior layer CDO’s (3)	$67	$852	$15,780	17.6%	AA+
Consumer receivables (4)	2,037	1,053	10,602	11.8%	A+
Single name corporate CDS	—	100	2,086	2.3%	A+
Commercial Receivables (5)	292	343	5,428	6.1%	AA-
Other structured finance (6)	246	128	1,775	2.0%	A+
Total Structured Finance	$2,641	$2,476	$35,671	39.8%	AA

Total Exposure	$4,574	$3,755	$89,589	100.0%	AA-

(1)          Structured Municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)          Other Municipal: primarily includes first mortgage bonds on investor-owned utilities and government-sponsored project finance.

(3)          Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)          Consumer receivables: principally includes auto loan receivables, residential mortgage-backed securities and credit card receivables.

(5)          Commercial Receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6)          Other structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)          Gross par approximates net par as the company is a net line writer.

Note - Ratings are internally determined based on rating agency guidelines

Assured Guaranty Ltd.

Ratings and Geographic Distribution

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

Ratings	3/31/2004 Net Par Outstanding	%	12/31/2003 Net Par Outstanding	%
AAA	$26,907	30.0%	$26,245	30.0%
AA	18,419	20.6%	17,557	20.1%
A	30,144	33.6%	29,924	34.2%
BBB	12,595	14.1%	12,290	14.0%
Below investment grade	1,524	1.7%	1,507	1.7%
	$89,589	100%	$87,523	100%

Geographic Distribution of Financial Guaranty Portfolio, as of March 31, 2004

	Net Par Outstanding	%
U.S.:
California	$7,269	8.1%
New York	5,580	6.2%
Texas	3,273	3.7%
Illinois	2,824	3.2%
Florida	2,810	3.1%
New Jersey	2,216	2.5%
Pennsylvania	2,039	2.3%
Massachusetts	1,698	1.9%
Puerto Rico	1,503	1.7%
Washington	1,333	1.5%
Other - Muni	19,128	21.4%
Other - Non Muni	32,617	36.4%
Total U.S.	$82,290	91.9%

International:
United Kingdom	$3,749	4.2%
Australia	532	0.6%
Brazil	352	0.4%
France	324	0.4%
Netherlands	295	0.3%
Other	2,047	2.3%
Total International	$7,299	8.1%

Total	$89,589	100.0%

Assured Guaranty Ltd.

25 Largest Municipal Exposures

as of March 31, 2004

(dollars in millions)

Revenue Source	Net Par In Force *	Rating
California State General Obligation & Leases	$900	BBB
New Jersey State General Obligation & Leases	724	AA
Long Island Power Authority	720	A-
New York City General Obligation	695	A
Denver Colorado Airport System	632	A
Jefferson County Alabama Sewer	607	A
Chicago Illinois General Obligation	589	A+
Puerto Rico Electric Power Authority	555	A-
New York City Municipal Water Finance Authority	548	AA
New York State Metro Trans Auth - Trans Revenue	539	A
Massachusetts State GO & Bay Transportation & Leases	516	AA-
San Francisco California Airport	505	A+
Energy Northwest (FKA WPPSS)	469	AA-
New York State General Obligation	448	AA
Puerto Rico General Obligation & Leases	430	A-
Houston Texas Water & Sewer System	393	A+
Los Angeles County Metro Trans - Sales Tax - 1st	365	AA
Dade County Florida Water & Sewer System	327	A
Mental Health Services Facilities - New York	320	AA-
Intermountain Power Agency	320	A+
Illinois State General Obligation & Leases	307	AA
Puerto Rico Government Development Bank	300	AAA
Chicago Illinois Public Building - Board of Education	300	A+
New Jersey State Turnpike	298	A
District of Columbia General Obligation	297	A-

* Excludes Net Par In Force for transactions insured by a AAA monoline financial guaranty companies

Assured Guaranty Ltd.

25 Largest Structured Finance Exposures

as of March 31, 2004

(dollars in millions)

Revenue Source	Net Par In Force *	Rating
SALS 2002-6 - Synthetic CDO	$740	AAA
Argent Securities Inc. 2003-W6	736	AAA
Absolute CDO OF ABS	594	AAA
Triplas CDO OF ABS	584	AAA
Taurus 2001-06 - Synthetic CDO	571	A+
Sears Credit Card Master Trust 2002-3 Class A - Credit Cards	550	AAA
Dresdner 2001 - 1 - Synthetic CDO	500	AAA
Houston CDO Portfolio 2000-1	470	AA
Stars 2001-3 - Synthetic CDO	440	AAA
Merrill Lynch Synthetic CDO Taurus 8	440	AAA
Merrill Lynch Dots 4 - Synthetic CDO	430	AAA
SALS 2003-9 - Synthetic CDO	410	AAA
Providian Gateway Master Trust	392	BB-
Magrathea V - Synthetic CDO	360	AAA
Lehman Sprint 2001-1 Super Senior - Synthetic CDO	360	AAA
Taurus 2001-01 - Synthetic CDO	347	AAA
Option One Mortgage Loan Trust 2003-1 Cl A-1	344	AAA
ING Equity Trust (Pilgrim Principal Protection)	322	AAA
Europa II Limited Class A1 - Synthetic CDO	301	AAA
Bistro 2000-07 Class A-1 - Synthetic CDO	300	AAA
Hights 2001-1 - Synthetic CDO	295	BBB+
Metris Master Credit Card Trust	281	BB
CDO ^2 - CDO of CDOs	281	AAA
Halcyon Synthetic CDO	278	AAA
Morgan Stanley Dean Witter 2003-NC9 Class A1	276	AAA

* Excludes Net Par In Force for transactions insured by a AAA monoline financial guaranty companies

Assured Guaranty Ltd.

Largest Single Name Corporate / Sovereign CDS Exposures

as of March 31, 2004

(dollars in millions)

Obligor	Net Par In Force *	Rating
General Electric Company	$60	AAA
ABN AMRO Bank NV	53	AA-
Fortis NV	52	A+
Japan Republic Sovereign Obligation	50	AA-
American International Group, Inc. (AIG)	50	AAA
FNMA - Fannie Mae	45	AAA
Allianz AG	41	AA-
France Telecom	40	BBB+
Deutsche Telekom AG	40	BBB+
Citigroup, Inc.	39	AA-

Single Name Corporate CDS by Rating	1Q 2004	Gross Par Written ** 1Q 2003	Net Par Outstanding
AAA	$—	$30	420
AA	—	10	377
A	—	50	1,020
BBB	—	10	270
Below investment grade	—	—	—
Total	$—	$100	$2,086

	Outstanding Net Par
Single Name Corporate CDS Run-off	2004***	2005	2006	2007	2008
Beginning Outstanding Par	$2,086	$1,687	$697	$511	$279
Scheduled Runoff Amount	400	989	186	232	100
Ending Outstanding Par	$1,687	$697	$511	$279	$179

* Excludes Net Par In Force for transactions insured by a AAA monoline financial guaranty companies

** Gross par approximates net par as the company is a net line writer

*** Beginning balance as of April 1, 2004